UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2012

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition.

On April 20, 2012, HMN Financial, Inc. (the “Company”) issued a press release that included financial information for its quarter ended March 31, 2012. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02. The information included in the press release is to be considered furnished under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.07.        Submission of Matters to a Vote of Security Holders.

          The Annual Meeting of Stockholders of the Company was held on April 24, 2012 at 10:00 a.m.  The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(1)      The following is a record of the votes cast in the election of directors of the Company:

Terms expiring in 2015:	For	Withhold	Broker Non-Votes
Bradley Krehbiel	2,353,569	91,947	1,125,406
Hugh Smith	2,372,605	72,911	1,125,406
Mark Utz	2,374,486	71,030	1,125,406

The above individuals were elected to our board based on the results of the stockholder vote.  However, under HMN’s Supervisory Agreement with the Board of Governors of the Federal Reserve, it must obtain the consent of the Federal Reserve to any new director added to its board of directors.  While this approval process is pending, Mr. Utz may be elected as a director, but is not yet qualified to serve in accordance with HMN’s bylaws.  Mr. Schneider is Mr. Utz’s predecessor.  Therefore, his term as a director will continue until Mr. Utz is so qualified, or Mr. Schneider’s earlier resignation.

(2)      The following is a record of the advisory (non-binding) votes cast in respect of the proposal for the approval of the compensation of our executives as disclosed in the proxy statement.

NUMBER
OF VOTES
FOR	2,207,351
AGAINST	213,336
ABSTAIN	24,828
BROKER NON-VOTE	1,125,406

Accordingly, the proposal described above was declared to be duly adopted by the stockholders of the Company.

(3)       The following is a record of the votes cast in respect of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

NUMBER
OF VOTES
FOR	3,550,828
AGAINST	8,000
ABSTAIN	12,094

Accordingly, the proposal described above was declared to be duly adopted by the stockholders of the Company.

Item 9.01.        Financial Statements and Exhibits

          (d) Exhibits

Exhibit Number	Description

99	Press Release dated April 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.
(Registrant)

Date:	April 26, 2012	/s/ Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

Exhibit 99	Press Release dated April 20, 2012